Exhibit 99.1 Investor Presentation June 2024

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding 23andMe’s strategy, financial position, funding for continued operations, cash reserves, projected costs, plans, and objectives of management, are forward-looking statements. The words believes, anticipates, estimates, plans, expects, intends, may, could, should, potential, likely, projects, continue, will, “schedule,” and would or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required by law, 23andMe does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise. Use of Non-GAAP Financial Measures To supplement the 23andMe’s unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), this presentation also includes references to Adjusted EBITDA, which is a non-GAAP financial measure that 23andMe defines as net income (loss) before net interest income (expense), net other income (expense), changes in fair value of warrant liabilities, income tax benefit, depreciation and amortization of fixed assets, amortization of internal use software, amortization of acquired intangible assets, goodwill and intangible assets impairment, non-cash stock-based compensation expense, acquisition-related costs, and expenses related to restructuring and other charges, if applicable, for the period. 23andMe has provided a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this presentation. Adjusted EBITDA is a key measure used by 23andMe’s management and the board of directors to understand and evaluate operating performance and trends, to prepare and approve 23andMe’s annual budget and to develop short- and long-term operating plans. 23andMe provides Adjusted EBITDA because 23andMe believes it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry and it facilitates comparisons on a consistent basis across reporting periods. Further, 23andMe believes it is helpful in highlighting trends in its operating results because it excludes items that are not indicative of 23andMe’s core operating performance. In particular, 23andMe believes that the exclusion of the items eliminated in calculating Adjusted EBITDA provides useful measures for period-to-period comparisons of 23andMe’s business. Accordingly, 23andMe believes that Adjusted EBITDA provides useful information in understanding and evaluating operating results in the same manner as 23andMe’s management and board of directors. In evaluating Adjusted EBITDA, you should be aware that in the future 23andMe will incur expenses similar to the adjustments in this presentation. 23andMe’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Other companies, including companies in the same industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. There are a number of limitations related to the use of these non-GAAP financial measures rather than net loss, which is the most directly comparable financial measure calculated in accordance with GAAP. Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. When evaluating 23andMe’s performance, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and other GAAP results. Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners 23andMe’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of 23andMe. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on 23andMe’s management’s estimates, and/or obtained from third party sources which it believes to be reliable. 23andMe has not independently verified the accuracy or completeness of any such third party information. Copyright © 2024 23andMe, Inc. 2

Our mission is to help people access, understand, and benefit from the human genome. 23andMe Customers from Around the World Copyright © 2024 23andMe, Inc. 3

We are building value with three business verticals based on genetics

To achieve our three-part mission, we are executing across three different businesses.

Consumer


Welcome to you

- Personalized Health: genome, exome, lab (blood) work
- Telehealth & Telepharmacy (Lemonaid Health)
- Ancestry & DNA Relatives
- Recurring subscription revenue

Research



- Worlds largest re-contactable genetic and phenotypic data engine
- Database licensing
- Target discovery
- Commercial and pharma services

Therapeutics



- Genetics-informed targets, biologically validated
- Lead IO asset '610 enrolling phase 2A
- IO asset '1473 enrolling Phase 1
- Early-stage Immunology and Inflammation pipeline

23andMe
Copyright © 2024 23andMe, Inc.
4

They power our consumer-driven healthcare flywheel

All three businesses are powered by our dynamic health data engine, allowing us to run hundreds of billions of association tests per year to build the future of genetics-driven healthcare.



Consumer
Research
Therapeutics
15M+[1] Genotyping + Sequencing Customers
Personalized Health Services
Data
Insights
4.7B[1]
Genetic & Phenotypic Data Points
Insights
Insights
Drug Discoveries
Data, Target Discovery Partnerships

>84% of Customers Opt-In to Research

1. as of March 31, 2024.

23andMe
Copyright © 2024 23andMe, Inc.
5

Our unprecedented scale enables impactful, novel, personalized health

With our growing database, we are uniquely positioned to understand human biology across areas of consumer health, research and therapeutics unlike any other genetics program globally.


23andMe
Welco
FILL TO
Close funnel lid

23andMe	15M+[1]
REGENERON	~2M+
MILLION VETERAN PROGRAM	1M
OUR FUTURE HEALTH	800,000+
ALL OF US	540,000+
UK BIOBANK	500,000
DECODE GENETICS	500,000
FINNGEN	473,000+

1. Genotyped customers as of March 31, 2024.

23andMe
Copyright © 2024 23andMe, Inc.
6

Consumer Transforming Healthcare with 1 Genetic Health Services at Scale

1 A recent study showed that 1 in 25 people have a medically actionable 2 genetic variant that is associated with reduced lifespan. 1.https://www.nejm.org/doi/pdf/10.1056/NEJMoa2300792 2.https://www.ncbi.nlm.nih.gov/clinvar/docs/acmg/

1 Genetics plays a role in 8 of the 10 leading causes of death in the US 1. Heart disease 6. Chronic lower respiratory diseases 2. Cancer 7. Alzheimer’s disease 3. Accidents (unintentional injuries) 8. Diabetes 9. Nephritis, nephrotic syndrome, 4. COVID-19 and nephrosis 5. Stroke (cerebrovascular diseases) 10. Chronic liver disease and cirrhosis = Addressed by 23andMe genetic report Copyright © 2024 23andMe, Inc. 9 1. https://www.cdc.gov/nchs/data/databriefs/db492-tables.pdf#4

Early diagnosis and intervention can drive better health outcomes 39% preventable 1 1. Heart disease 80% preventable 6. Chronic lower respiratory diseases 3 (emphysema >90%) Up to 40% 2 2. Cancer 7. Alzheimer’s disease 40% preventable 4 preventable 5 3. Accidents (unintentional injuries) 8. Diabetes 90% preventable 9. Nephritis, nephrotic syndrome, 5 4. COVID-19 90% preventable and nephrosis CKD up to 50% 1 5. Stroke (cerebrovascular diseases) 80% preventable 10. Chronic liver disease and cirrhosis 5 preventable = Addressed by 23andMe genetic report 1. https://www.cdc.gov/mmwr/preview/mmwrhtml/mm6317a1.htm 2. https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21440 3. https://www.cdc.gov/mmwr/preview/mmwrhtml/mm6317a1.htm 4. https://www.cdc.gov/aging/publications/features/dementia-risk-reduction-june-2022/ Copyright © 2024 23andMe, Inc. 10 5. https://www.kidney.org/news/newsroom/fsindex

Impact of Different Factors 1 on Risk of Premature Death Health Care Social & Environmental 10% Factors Today’s health 20% care system only 1 Health and has a 10% impact Well-being on our health and well being. Individual Genetics Behavior 30% 40% Copyright © 2024 23andMe, Inc. 11 1. Schroeder, SA. (2007). We Can Do Better – Improving the Health of the American People. NEJM. 357:1221-8.

23andMe is helping people identify their genetic risks...and take action



Monica, 23andMe Customer
Found she had increased risk for Breast and Ovarian Cancer.

28K+
with **BRCA1/BRCA2 variant** with up to 85% higher genetic health risk for breast and ovarian cancer.



Robert, 23andMe Customer
Found he had increased likelihood of developing Type 2 Diabetes.

4M+
with higher likelihood of **type 2 diabetes**.



Kim, 23andMe Customer
Found she had an increased likelihood of developing Coronary Artery Disease.

2.2M+
with higher likelihood with **coronary artery disease**.



Andrew, 23andMe Customer
Found he had increased risk for Hereditary Thrombophilia.

1M+
at high genetic health risk for **hereditary thrombophilia** (harmful blood clots)

23andMe
All stats current as of May 21, 2024 from 23andMe Database.
Copyright © 2024 23andMe, Inc.
12

55% Eat healthier Set future goals to 51% 76% of customers be healthier Adopt a healthier 50% report taking a lifestyle in general 45% Exercise more positive health action Get more rest/sleep 42% after learning about 1 Stop drinking / 16% their genetics drink less Stop smoking / 7% smoke less Copyright © 2024 23andMe, Inc. 1. Based on 2019 online survey, designed by 23andMe and M/A/R/C Research, of 1,046 23andMe Health + Ancestry customers. 13

Our success is driven by strong engagement and trust Providing a meaningful, engaging and fun experience. 4.7B 84% 15K US customers research surveys phenotypic consent to research completed daily data points 230+ 8.9M 50% published research genotyped customers pre-2020 customers papers logged-in in past year logged-in in past year Copyright © 2024 23andMe, Inc. All stats current as of May 21, 2024 14

Turning personalized health learnings into actionable insights

23andMe Personal Genetic Services

9 FDA Authorizations

Health Predispositions [1]



Type 2 Diabetes
Your genetics are associated with a typical likelihood.
37%

30+ reports including:

- Type 2 Diabetes (Powered by 23andMe Research)
- Coronary Artery Disease 23andMe+
- Uterine Fibroids 23andMe+
- Migraine 23andMe+
- MUTYH-Associated Polyposis
- BRCA1/BRCA2 (selected variants)

Wellness [2]



Genetic Weight
Your genes predispose you to weigh about 7% less than average.
142

10 reports including:

- Muscle Composition
- Genetic Weight
- Alcohol Flush Reaction
- Saturated Fat and Weight
- Sleep Movement
- Dog & Cat Allergies 23andMe+

Carrier Status



Tay-Sachs Disease
You do not have the variants we tested.
0
variants detected

40+ reports including:

- Cystic Fibrosis
- Sickle Cell Anemia
- Familial Hyperinsulinism (ABCC8-Related)
- Tay-Sachs Disease
- Glycogen Storage Disease (Type 1a)

Pharmacogenetics



Pharmacogenetics
Genetic variants may influence how you process certain medications.
CYP2C19 Drug Metabolism
DPYD Drug Metabolism
23andMe+

3 reports including:

- SLCO1B1 Drug Transport
  - e.g., simvastatin
- CYP2C19 Drug Metabolism
  - e.g., citalopram and clopidogrel
- DPYD Drug Metabolism

23andMe

1. Includes FDA Authorized Genetic Health Risk Reports and Wellness Reports for Genetic Likelihood Powered by 23andMe Research.
2. Wellness information does not require FDA Authorization.

Copyright © 2024 23andMe, Inc.

15

We have a genetic service for every type of customer Memberships Ancestry Service Health + Ancestry 23andMe+ Premium™ 23andMe+ Total Health™ Copyright © 2024 23andMe, Inc. 16

We offer direct access to care with Lemonaid Health Telehealth Services With a growing menu of options Mental Health Men’s Health Women’s Health Anxiety Birth Control Depression Erectile Dysfunction Morning-After Pill Insomnia Premature Ejaculation UTI Seasonal Affective Disorder Hair Loss Hot Flashes General Health Skin Testing Cold Sores Genital Herpes STD Test Sinus Infection A1C Blood Sugar Test Primary Care Complete Acne Cholesterol Test AND MORE Dark Spots Blood Type Test Copyright © 2024 23andMe, Inc. 17

23andMe helps consumers take a proactive approach to their health Practice of Medicine Today 23andMe Reactive - no customization until symptomatic Proactive - truly individualized from the beginning Copyright © 2024 23andMe, Inc. 18

Giving everyone the opportunity to change their health trajectory

"I can't change the DNA but I can change what I do on a daily basis to help mitigate that."

Tracy
23andMe Customer
Discovered she has a higher genetic likelihood for developing Type 2 Diabetes.





1:23
Health Tracks
Type 2 Diabetes
High Blood Pressure
Table view
How lifestyle and your genetics impact the likelihood of Type 2 Diabetes over time
22%
29%
36%
Age 80
Learn more about Health Tracks
Help us improve this page!
Answer a few quick questions.

Unhealthy lifestyle
A regression of lifestyle would lead to a Type 2 diabetes risk 36% by age 60

Current lifestyle
Continuing with existing lifestyle results in a Type 2 diabetes risk 29% by age 60

Healthy lifestyle
Lifestyle changes can reduce Type 2 diabetes risk to 22% by age 60

23andMe White Paper: Health Tracks: Time to Event Modeling of Common Conditions Using Polygenic Scores and Lifestyle Factors.
https://permalinks.23andme.com/pdf/23_24-HealthTracksMethodology.pdf

Copyright © 2024 23andMe, Inc.
19

We are prioritizing membership revenue growth $6.0 • Prioritizing growth in sustainable, recurring revenue business • Building out value-add features and products • Recently launched Health Action TM TM Plan , Health Tracks and TM 23andMe+ Total Health • FY 2024 PGS revenue of $168M with subscription revenue of $20M $0 Copyright © 2024 23andMe, Inc. 20

Improving margins and driving toward profitability • Steadily improving gross margin despite seasonality • Margin tailwinds from increasing subscription revenue and price optimization • Strong new product uptake would further positively impact consolidated GM over time Copyright © 2024 23andMe, Inc. 21

We are delivering a healthier future, and we are just getting started The future is… All of our current New Telehealth and AI integration into Precision Prescribing Long-term services and support Pharmacy services health tracking tools Using Pharmacogenetics Engagement All connected within a single technology platform. Copyright © 2024 23andMe, Inc. 22

Research Providing Unique Value and 2 Insights for Research Partners

The world’s largest recontactable genetic data engine 1 1 >15M >4.7B customers datapoints • Participation is online • Fully opt-in, and opt-out at any time • IRB approved 1 >80% • Everyone can be included in multiple studies consent to research 1. as of March 31, 2024. Copyright © 2024 23andMe, Inc. 24

Scale enables differentiated research across multiple disease areas 1 1 Phenotype Number of Cases Phenotype Number of Cases Retinal Diseases Asthma 1.1M AMD 106k Autoimmune Glaucoma 186k Lupus 58k Rare Diseases Multiple Sclerosis 31.5k Type 1 Diabetes 38.5k Scleroderma/SSc 12k Sarcoidosis 9.3k Solid Tumors > 1M Idiopathic Pulmonary Fibrosis 5k Basal Cell 388k Neurology + Psychiatry Squamous Cell 214k Melanoma 125k Depression 1.8M Breast 120k Parkinson’s 33.5k Essential Tremor 47k Hematologic Cancers NHL 17k Numbers represent the number of research participants with the Leukemia 14k condition indicated 1. 23andMe multi-ancestry meta-analysis GWAS as of October 2023 Copyright © 2024 23andMe, Inc. 25

Re-contactable customers participate in health research • Research participants can be recontacted on the basis of phenotype or genetics for Geographic distribution of participants additional data or biosample collection. • Example: Working with a mobile phlebotomist, we obtained blood draws from >60 human knockouts with a rare loss of function variant • Applied clinical lab testing for lipids, liver function, kidney function, glucose levels, heart function, and CBC counts Copyright © 2024 23andMe, Inc. 26

Breadth of phenotyping provides deeper genetic understanding Asthma beyond single diseases Approved drug Our insights can increase development Failed 3rd party efficiency and chances of clinical success 2 clinical trial Drugs with human Potential new genetic support are Rare disease A indication 1 more likely to succeed 1 Nelson et al., 2015 (Nature Genetics); King et al., 2019 (PLOS Genetics). Copyright © 2024 23andMe, Inc. 27 2 https://www.astrazeneca.com/content/dam/az/PDF/2017/Q3/Year-to-date_and_Q3_2017_Results_Announcement.pdf

23andMe’s GWAS and PheWAS: Unparalleled, Proven Resource for Novel Target Discovery TSLP PheWAS GWAS results are building 23andMe runs GWAS in 23andMe developed major blocks for target discovery: >1,000 phenotypes methodological improvements to interrogate biology via GWAS GWAS signals across the whole PheWAS (Phenome-Wide Association genome identify gene / phenotype Study) captures pleiotropic effects of GWAS signal-to-gene mapping, associations and potential drug genetic variants and points to including novel ML methods and targets possible unwan ted toxicities or experim ental / FxG validation potential indication expansions Additionally, implicated pathways and Improved imputation panels and point to underlying disease biology strategic whole exome sequencing approaches Copyright © 2024 23andMe, Inc. 28

A new paradigm for 23andMe research: 2017 Mid-2023 Late-2023 Future Exclusive drug discovery and Non-exclusive research development collaboration with collaborations GlaxoSmithKline (GSK) ● Database access, focused target discovery, ● $25-50M annual contract fee portfolio optimization ● Co-development of targets ● Full 23andMe control of costs ● Over 50 targets discovered ● Deal specific resource scaling ● Limited 23andMe control of costs ● Higher margin ● Resource intensive ● Easy to forecast ● Difficult to forecast due to cost sharing ● Ex: GSK -$20M/yr database access Copyright © 2024 23andMe, Inc. 29

Exploring multiple types of collaborations and partnerships Potential Deal Database Target Portfolio Types Access Discovery* Optimization ● Non-exclusive deals ● Multiple targets in a ● Portfolio screening ● Annual access fee therapeutic area ● Indication validation Capabilities and ● Example: GSK paying ● Upfronts ● Patient population Structure $20M for 6th year of ● Royalties optimization access ● Milestones Target Partners Pharma / Biotech Pharma / Biotech Pharma / Biotech Copyright © 2024 23andMe, Inc. *Also pursuing other capabilities and structures 30

23andMe is well placed to realize the potential of AI in health and genetics We are investing in AI to drive the next wave of insights and value-creation for our customers and partners AI/ML expertise AI technologies, models for health and pharma Large-scale, relevant, unique data Copyright © 2024 23andMe, Inc. 31

Advances in AI methods can now handle the scale of our data


AI Data Capabilities Evolution
Training tokens
1 Q
100 T
10 T
1 T
100 B
10 B
1 B
100 M
10 M
1 M
seq2seq (2014)
Attention is all you need (2017)
Bert (2018)
GPT2 (2019)
GPT3 (2020)
GPT4 (2023)
Medpalm (2023)
2014-2016
2017-2019
2020-2022
2023+

23andMe data today

~100M imputed SNPs x ~100s Phenotypic labels x ~10M Individuals

~1M genotyped SNPs x ~100s Phenotypic labels x ~10M Individuals

The next 5-10 years:
Genetic & Phenotypic data + Wearables + Omics → **(truly) predictive models of health and disease**

*number of tokens estimated from primary papers, press-releases, and other public information

Copyright © 2024 23andMe, Inc.

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Foundational pillars of our AI strategy will support future innovation Health Prediction: Biological insights: Health language models Genome language models Health Wearable Protein language DNA language events models model model models Health trajectories and recommendations Disease causality and therapeutic insights Copyright © 2024 23andMe, Inc. 33

Therapeutics Turning Data at Scale into New 3 Treatments for Patients

The evolution of 23andMe Therapeutics 2015 Today 2015 July 2018 - July 2023 August 2023 - Today 23andMe Tx Began GSK Collaboration Full-fledged Biotech Multiple programs identified Incredibly productive Two novel, clinical stage Oncology antibody assets to be brought forward multi-modality drug discovery Discovery focus on Immunology and Inflammation independently collaboration with GSK across many therapeutic areas In-silico target discovery, functional genomics, antibody design and wet-lab validation 50+ programs Copyright © 2024 23andMe, Inc. 35

Our Therapeutics discovery platform Capitalizing on 23andMe’s Capabilities & Genetic Advantage NEED Target areas with defined unmet medical need, creatively use our database Immunology & Inflammation POWER Best Targets: Robust SPEED & unique GWAS / Prioritizing speed to pleiotropy, world IND & Clinical PoC leading genetics capabilities Copyright © 2024 23andMe, Inc. 36

23andMe Therapeutics development pipeline:
First-in-class potential in oncology

	Target Discovery	Lead Optimization	IND Enabling	Phase 1	Phase 2
23ME'610 anti-CD200R1	Phase 2a* — *Neuroendocrine, Ovarian, Renal Cell, Small Cell Lung*				
23ME'1473 anti-ULBP6	Phase 1 — *Lung Squamous, Head & Neck Squamous, Triple Neg Breast, Colorectal*				

23ME'610/anti-CD200R1

- Potent monotherapy Ab with PK/PD/tolerability profile indicating excellent combination potential
- Ph2a monotherapy basket (including neuroendocrine and ovarian) ongoing, with emerging clinical benefit
- Tumor CD200 as potential prognostic biomarker for optimal patient identification
- **Ph2a monotherapy data throughout 2024**

23ME'1473/anti-ULBP6

- Effector-enhanced Ab with dual NK-activating MOA
- Targets major resistance mechanisms hampering IO
- **Ph1 ongoing**

*Note: As of January 2024, '610 is in the Ph2a portion of the Phase 1/2a clinical trial.

Copyright © 2024 23andMe, Inc.

37

23ME-00610* Anti-CD200R1 Antibody for Hard-to-Treat Solid Tumors Phase 1/2a *Development ongoing in multiple relapsed/refractory solid tumors (including neuroendocrine and ovarian)

Copyright © 2024 23andMe, Inc. 39

’610: geno-phenotypic data unveils novel immune processes that bear out from in silico to the clinic Genetic data tracks AE profile observed in CD200/R1 is a dominant immune checkpoint clinic (Ph 1/2a) with anti-CD200R1 Investigator-assessed immune-related adverse events seen in >5% of patients in cohort Disease-modifying potential across a broad spectrum of “cold” neoplasms (e.g., neuroendocrine, ovarian) Rasco, D, et al., 2023, SITC Annual Meeting #619 Copyright © 2024 23andMe, Inc. 40

’610 ph1/2a clinical trial design Further study details , including I / E criteria, at clinicaltrials.gov Copyright © 2024 23andMe, Inc. 41

’610 preliminary clinical activity: NET patient vignette Confirmed PR in CD200-high pancreatic well-differentiated neuroendocrine tumor (pNET); 21 months on treatment Copyright © 2024 23andMe, Inc. 42

’610 preliminary clinical activity: ovarian patient vignette Clinical benefit in mesonephric adenocarcinoma: ● Decreasing CA-125 ● Substantial decrease of malignant ascites ● Measurable tumor reduction ● Durable treatment duration (> 12 cycles) Copyright © 2024 23andMe, Inc. 43 ASCO 2024

Tumor CD200 emerging as putative biomarker for ’610 clinical activity Moderate-to-high tumor CD200 expression associated with higher probability of clinical benefit (PR or durable SD) ASCO 2024 SoD, sum of target lesions; NA, not available; () = number of patients. 4 patients without archival tissue for IHC (“NA”) were not included in the summary statistics (ie, right panel) Copyright © 2024 23andMe, Inc. 44

’610 has combination potential with a-PD-1


Primary Human T Cells
T Cell Activation
CD200R1
TCR
PD1
CD200
PDL1
αCD3
CHO cells
+ 23ME-00610
+ anti-PD-1
IFN-γ
23ME-00610
anti-PD-1


IFNγ Secretion
IFNγ (pg/mL)
3600
3000
2400
1800
1200
600
0
****
****
****
**
****
Isotype
anti-PD-1
23ME-00610
Combo

AACR 2024

- 23ME-00610 differentially enhanced IFNγ secretion from cancer patient PBMCs relative to anti-PD-1
- 23ME-00610 enhanced both T and NK cell anti-tumor activity

2 ug/mL per antibody. Representative data from one of four donors tested. Statistics: Ordinary one-way ANOVA with Tukey's multiple comparisons test, **p<0.01, ****p<0.0001

Copyright © 2024 23andMe, Inc.

45

’610 has combination potential with a-VEGF Combo better than single agents for tumor growth inhibition (p < 0.001) DBA/2 S91 tumor mouse (sc) N=12/gp. 2qw dosing 3 from 200 mm CD200 is expressed on endothelial cells, incl. within human tumors AACR 2024 Copyright © 2024 23andMe, Inc. 46

‘610 summary • Single agent activity seen in Phase 1/2a, with durable efficacy at highly tolerable doses with prolonged treatment durations • ASCO 2024: Confirmed PR in PNET; tumor reduction and clinical benefit data in OC • Tumor CD200 emerging as potential efficacy biomarker • PK/PD, safety profile and preclinical data support combination potential with anti-PD-1, anti-VEGF Copyright © 2024 23andMe, Inc. 47

23ME-01473 Genetically validated NK Cell Activator (Anti-ULBP6) Antibody for Solid Tumors Phase 1 Ongoing

1 ULBP2 and 5 are also recognized due to Targeting ULBP6: high sequence homology genetics-first approach with potential to address I/O resistance 1 23ME-01473, anti-ULBP6 humanized monoclonal antibody has dual synergistic MoAs to fully unleash NK cell activity MoA 1: Block soluble ULBP6 to reinvigorate NKG2D axis MoA 2: Block membrane ULBP6 + Fc-enhanced effector function to maximize ADCC Copyright © 2024 23andMe, Inc. Copyright © 2024 23andMe, Inc. 49 49

1 ULBP2 and 5 are also recognized due to Targeting ULBP6: high sequence homology genetics-first approach with potential to address I/O resistance 1 23ME-01473, anti-ULBP6 humanized monoclonal antibody has dual synergistic MoAs to fully unleash NK cell activity MoA 1: Block soluble ULBP6 to reinvigorate NKG2D axis MoA 2: Block membrane ULBP6 + Fc-enhanced effector function to maximize ADCC Copyright © 2024 23andMe, Inc. Copyright © 2024 23andMe, Inc. 50 50

1473's dual MoA overcomes limitations of other NK-modulating approaches

NK Modulator Success Criteria	Engineered NK-cells (e.g., CAR-NK, Allogenic-NK)	Cell-harnessing Tx. (e.g., ICIs, mAbs)	Modulating TME (e.g., cytokines: IL-2, IL-15)	Dragonfly platforms (TriNKETs & cytokines)	23ME-01473
Achieve effective therapeutic index					✔ Highly targeted, IO-like safety potential
Increase targeting ability of NK cells					✔ High binding affinity for ULBP6
Promote sufficient NK cell recruitment					✔ Removing shed ULBP6 *(MOA1)* → increased NK cell availability/persistence
Reactivate suppressed NK cells					✔ Engineered FcγR *(MoA 2)*
Convenient dosing					✔ May be dosed Q3W

Note: * Anti-drug antibodies which may result in a loss of efficacy
Source: Expert interviews; St-Pierre et al., *Cancers* (2021); Zhang et al., *Front Immunol.* (2023); Demaria et al., *EJI* (2021); Yu, *Cancers* (2023); [1] Moscarelli J et. al. *Transplant Cell Ther.* (2022) ; [2] Tarannum, M., Romee, R., *Stem Cell Res Ther* (2021); [3] Khan M, *Front Immunol.* (2020); [4] Tinker, Anna V et al. *AACR* (2019); [5] Chu, J., et. al., *J Transl Med* (2022); [6] Gutierrez et al., *Cell* (2023)

Copyright © 2024 23andMe, Inc.

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As highest-affinity NKG2D ligand, ULBP6 is a critical regulator of anti-tumor immunity ULBP6 has the highest binding Soluble ULBP6 is highly Soluble ULBP6 promotes tumor ainity for NKG2D immunosuppressive cell growth Low 1 High *No binding with ULBP4 1 ULBP6 isoform 1 Copyright © 2024 23andMe, Inc. 52 Binding ainity

1 ULBP6 IHC ULBP6 is highly expressed in squamous cell carcinomas & subset of adenocarcinomas ULBP6 (RAET1L) mRNA expression in TCGA Colorectal Lung squamous Head & neck squamous 1 ULBP2 and 5 are also recognized due to high sequence homology and highly expressed in squamous cell carcinomas Arrows = membranous staining Copyright © 2024 23andMe, Inc. Copyright © 2024 23andMe, Inc. 53 53

‘1473 has combination potential with multiple modalities, including ADCs

Various MOA-based areas of potential clinical synergy

- NK/T potentiation: ‘1473 expected to act on NKG2D+ NK and (antigen experienced) T cells, additive/synergistic potential if combined with:
  - ADC/chemo/radiation: Agents increasing tumor immunogenicity [1]
  - T cell stimulators: (e.g. a-PD-(L)1)
  - Cytokines: prolonging NK persistence

- Target upregulation:
  - ADC/chemo/radiation: NKG2D ligands are upregulated by cellular stress including exposure to cytotoxic agents [2]

Potential impact of ADC and 23ME-01473 combination



100%
20-30%
0%
Patient survival
Time
ULBP6/2/5 ↑
Immunogeni-
city↑
ADC + ‘1473?
‘1473
ADC

Modified from: Gerber et al 2016 Biochem Pharma

1: Zhang et al 2022 Front Oncol; Heinhuis 2019 Ann Oncol
2: Jones et al 2022 Cancers

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‘1473 summary ● Purposefully designed dual-MoA mAb against ULBP6, tailored to activate NK and T cells addressing major needs unmet with other IO therapies ● Potential dose expansion cohorts in: ● Squamous cell tumors (head & neck, lung) ● Additional ULBP6-high tumors (CRC, TNBC) ● Phase 1b combinations with other checkpoint inhibitors, synergistic mechanisms ● Phase 1 dose escalation ongoing ● Tissue and genetic biomarker characterization of treated patients Copyright © 2024 23andMe, Inc. 55

Immunology Discovery

Immunology / Inflammation (I&I) remains a biotech frontier Immune system is Few solid therapeutic Poor clinical highly complex hypotheses translation Highly polygenic diseases with Mostly coarse, subjective clinical Non-predictive target-drug-patient complex, diverse tissue dysfunction labels with no actionable causal choices → poor clinical outcomes and clinical phenotypes across nodes after hundreds of $MM invested individuals Poor disease subtyping / precision Many conditions are severe, approach relative to other TAs (e.g., chronic, with morbidity and high oncology) unmet need Copyright © 2024 23andMe, Inc. Copyright © 2024 23andMe, Inc. 57

23andMe: bringing unprecedented power to I&I discovery

Ultra-powered for precision

Genetics-based deconvolution of I&I complexity, starting with respiratory disease

Powered by world's largest database of human genomic and phenotypic health information

- 15M genotyped individuals
- >4B phenotypic datapoints

High-confidence target-drug-indication decisions

Ab program P032, dual-MOA pipeline-in-a-drug potential (asthma+)

Ab program P023, FIC potential in sarcoidosis

Multiple prioritized targets with pan-modality druggability (incl. small molecule, siRNA)

Translation-focused stack and team

Genetically driven roadmap for translation, potentially >2-3x PoS*

Integrated R&D stack across:

- computational biology
- functional genomics
- antibody engineering
- early clinical development

Pharma veterans with hit-to-clinic success for Amgen, Genentech, GSK

*Minikel et al. *Nature* (2024)

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We survey >150 immune disease phenotypes ~700 novel hits in asthma alone 23andMe GWAS Public GWAS 23andMe loci beyond Disease cases cases largest public GWAS Asthma 1.1M 154k 697 COPD 83k 36k 171 Atopic dermatitis 716k 65k 502 Psoriasis 278k 19k 319 Severe acne 535k 34k 735 Urticaria 461k 41k 386 Hidradenitis 31k 1.6k 114 IBD 117k 60k 54 1 23andMe multi-ancestry meta-analysis GWAS as of October 2023 Respiratory Skin Bowel We have a uniquely robust dataset credentialing our target selection Copyright © 2024 23andMe, Inc. 59

Case study: TSLP and indication (mis)pairing TSLP PheWAS* • 23andMe runs GWAS in >1,000 phenotypes, which increases discrimination power for target-indication pairing • We observe a clear genetic signal linking TSLP to asthma • Amgen clinical trials of anti-TSLP mAb as eczema target failed. We do not observe a statistically significant genetic signal linking TSLP to eczema • We observe a strong genetic signal linking TSLP to eosinophilic esophagitis → potential indication expansion in a rare disease *PheWAS (Phenome-Wide Association Study) captures pleiotropic eects of genetic variants and points to possible unwanted toxicities or potential indication expansions Copyright © 2024 23andMe, Inc. 60

We use human and phenotype-relevant cellular data to validate genetic insights 23andMe genetics In vitro functional genomics Disease-relevant readouts Gene- +/- IL13 + IFNa editing Barrier function Allergy & Asthma & Eczema COPD data data Cell Bulk and single-cell composition RNA-seq & mucin production Several high-confidence hits identified from 200+ tested genes, several with effect sizes similar to IL4R deletion (target of dupilumab) Copyright © 2024 23andMe, Inc. 61

Our In-House Expertise in Antibody and Protein Engineering Enables Differentiated Therapeutic Generation



Vκ
Vκ
Vκ
Vκ
Vκ
KV10-96/J1
Cκ

Our proprietary common light chain (cLC) mouse*



Antibody+ B cell cloning and NextGen sequencing



High throughput cLC antibody production, humanization and triage

Easy to format bi/multi-specifics that enable desired activity

- **Superior developability for discovery and development in comparison to bispecifics without common LC**
- P032 current options: 2:2 and 2:1:1 formats with biparatopic anti-Target 1 arms (A1, A2) and anti-Target 2 arm (B)

Deep experience in protein engineering, biochemistry, structural biology (ex-Genentech leadership)



A
A
B
B
2:2
A1
A2
B
B
2:1:1

*Rong et al. *Antibodies (2024)*

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PØ32: a novel program with pipeline-in-a-product potential

Asset Overview

- Genetic support for pathway components in multiple immune diseases
- PØ32 will be an effectorless bi-specific IgG1 mAb that blocks the activity of three cytokines
- Strong translational derisking (internal & external biology support, including in the clinic)

Commercial Rationale

- **Indication potential**: multiple-immune related diseases validated in target pathways
- Substantial unmet medical need remains in large, non-Th2 subtypes within asthma, COPD
- Biologics targeting these single cytokines leave room for considerable improvement

Scientific Rationale

- PØ32 poised to block three key cytokines from signaling and contributing to disease
- Our unique cLC mouse enables the generation of multiple bispecific antibody formats with downstream manufacturability advantages

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P023: a unique, novel-MoA antibody for granulomatous disease

Asset Overview

- P023 target: A compelling and unique genetic association with sarcoidosis
- P023: a monovalent IgG1 effectorless mAb binds target to block ligand activation
- Lead molecule selected; cyno PK studies completed, PD studies ongoing

Commercial Rationale

- **Indication potential:** Sarcoidosis, Crohn's, Multiple Sclerosis, other granulomatous diseases
- Substantial unmet medical need; biologics (off-label) do not address underlying disease

Scientific Rationale

- P023 target is a genetically validated target in sarcoidosis and other granulomatosis indications
- Numerous genetic variants with reasonable effect size and allele frequency
- P023 target neutralization expected to both prevent and resolve granuloma formation to prevent organ damage and meaningfully improve QoL

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Gene X: example of a high-confidence, novel respiratory target

Gene X

Alters mucus-producing cell differentiation

TRAC-KO (Negative control)

MUC5AC-KO (Positive control)

Gene X-KO (Candidate gene)



Nuclei (DAPI)

Anti-MUC5AC/45M1 (647)

Gene X is a potential siRNA target; other pathway members are mAb-tractable

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Coming up: broadening target discovery to other I&I cell types Cell type Disease opportunities Data available Bronchial epithelia Respiratory: asthma, COPD 210 genes Fibroblasts Respiratory: asthma, COPD, IPF Emerging Keratinocytes Skin: eczema, acne, hs Emerging Copyright © 2024 23andMe, Inc. 66

Future vision: multi-modal data + custom ML → precision I&I Survey Multiomics Target Bulk & x Single- ML/ Genetics EHR Drug Cell LLMs 2-3x PoS RNA-Seq x Patient Wearable Imaging Copyright © 2024 23andMe, Inc. 67

For More Detailed Information on 23andMe Therapeutics: www.Therapeutics.23andMe.com and visit our Investors page to view our full Therapeutics investor deck https://investors.23andme.com/news-events/events-presentations Copyright © 2024 23andMe, Inc. 68 23ME-01473 Effector enhanced

Financials 4

Solving for fiscally responsible future growth 1 2 3 Investing in future Employing a conservative Investing in future growth potential approach to planning growth potential 1 ● Subscription Services ● Prioritizing the minimization of ● Cash of $216 million supports Adjusted EBITDA deficit rather than 23andMe’s plans for targeted ● New reports and insights maximizing top-line growth in our investment in high ROI growth Consumer business (PGS and initiatives. ● Research partnerships telehealth). ● Therapeutics 1 As of March 31, 2024. Copyright © 2024 23andMe, Inc. 70

Revenue composition Three Months Ended March 31, Year Ended March 31, FY2024 FY2023 FY2024 Percentage of Percentage of Percentage of (in $M, except percentages) Amount Amount Amount Revenue Revenue Revenue Consumer Services $63 99% $81 88% $202 92% Research Services 1 1% 11 12% 17 8% Therapeutics - - - - - Total Revenue $64 100% $92 100% $220 100% Copyright © 2024 23andMe, Inc. 71

Consumer services revenue seasonality by fiscal quarter Q1 Q2 Q3 Q4 Full Year FY 2020 24% 24% 21% 31% 100% FY 2021 18% 21% 22% 39% 100% FY 2022 22% 20% 21% 38% 100% FY 2023 22% 25% 22% 31% 100% FY 2024 28% 23% 20% 29% 100% Note: Fiscal year ends March 31. Copyright © 2024 23andMe, Inc. 72

Upcoming value drivers and catalysts New product development, improved subscription value delivery, upgrades and cross-selling health services Consumer Continued customer LTV and margin improvement Progress toward adjusted EBITDA breakeven Research collaborations Research New GWAS Imputation and AI-driven innovations Initial ‘610 Phase 2A data Therapeutics ‘1473 Phase 1 data Potential collaborations Copyright © 2024 23andMe, Inc. 73

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